UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 8, 2004

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                          0-10783               75-1590407
-------------------------------           ------------           ---------------
(State or other jurisdiction of            (Commission            (IRS Employer
        incorporation)                    File Number)           Identification)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555

                                       N/A
          (Former name or former address, if changed since last report)


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Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

99.1  Press Release of BSD Medical Corporation dated September 8, 2004.

Item 7.01. Regulation FD Disclosure.

      BSD Medical Corporation issued a press release on September 8, 2004. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004

                                                       By: /s/ Hyrum A. Mead
                                                           -----------------
                                                           President


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
99.1              Press Release of BSD Medical Corporation dated September 8,
                  2004.